For Immediate Release                      Contact:  Rubenstein Associates, Inc.
                                                                  Robert Solomon
                                                                  (212)-843-8050
Lone Star Steakhouse & Saloon, Inc.                               Nasdaq:   STAR
Third Quarter Preliminary Unaudited Earnings Release
Wichita, Kansas                                               September 29, 2003

Lone Star  Steakhouse  &  Saloon,  Inc.  ("Lone  Star" or  "Company")  announced preliminary  unaudited operating results for the twelve week third quarter ended
September 9, 2003.

Revenue  from  continuing   operations   increased  1.9%  to  $136,394,000  from
$133,798,000  for the quarter and  year-to-date  increased 0.9% to  $424,167,000 from $420,504,000 last year.

Third quarter  comparable  store sales growth  (decline) was (1.2%) for domestic
Lone  Star  Steakhouse  & Saloon  restaurants,  9.6% for  Sullivan's  Steakhouse restaurants and 17.9% for Del Frisco's Double Eagle Steak House ("Del Frisco's")
restaurants  bringing  year-to-date  comparable  store sales growth (decline) to
(0.7%), 5.2% and 8.8%, respectively. As previously described, the calendar shift caused by our fiscal quarters  resulted in Father's Day, an extraordinary  sales day for our domestic Lone Star  restaurants,  falling in fiscal quarter two this year as  compared  to fiscal  quarter  three  last  year.  A  calendar  adjusted comparable  store sales for the third quarter would reflect sales growth of 1.0%
compared  to the  reported  sales  decline  of 1.2% for the  domestic  Lone Star restaurants.  Del Frisco's  comparable  sales  growth  continues to be driven by increased  sales in the New York  restaurant.  Excluding New York,  Del Frisco's comparable  store  sales  growth  (decline)  was 9.0% for the quarter and (1.1%)
year-to-date.  Australian  comparable  store sales growth (decline) was 1.2% for the quarter and (1.7%) year-to-date.

Net income for the third quarter was $3,664,000 or $.18 per share ($.15 diluted)
down from  $8,198,000 or $.37 per share ($.32  diluted) last year.  Year-to-date net  income  was  $20,022,000  or  $.96  per  share  ($.84  diluted)  down  from
$26,448,000 or $1.11 per share ($.97 diluted) in 2002.  Year-to-date income from discontinued operations was $531,000,  primarily from the gain on sale of closed restaurant properties.

Income from  continuing  operations for the third quarter was $3,668,000 or $.18 per share ($.15  diluted) down from  $8,245,000 or $.37 per share ($.32 diluted)
last year.  Year-to-date  income from  continuing  operations was $19,491,000 or
$.94 per share ($.82  diluted) down from  $27,189,000  or $1.14 per share ($1.00 diluted) last year.

Included as a charge against pre-tax income from continuing  operations for both the third  quarter of fiscal 2003 and 2002 was non-cash  stock  compensation  of
$75,000 and $711,000,  respectively. The year-to-date expense for non-cash stock compensation  was $1,201,000 in 2003 and $2,273,000 in 2002.  Included in income from continuing  operations for 2002  year-to-date  was $2,967,000 for abandoned merger  expense,  which  resulted  in an  after-tax  reduction  in net income of
$1,854,000.

Lone Star's Chief Executive Officer,  Jamie Coulter,  stated, "I am very pleased with our top line results,  especially for our two upscale concepts. On the Lone
Star  front,  we  launched an exciting  product  promotion  in mid-July  that we believe is driving sales and helping offset higher  operating  costs.  We expect that  remodeling  will begin on five Lone Star  restaurants  soon and anticipate that these  initial  tests will provide the results  necessary to formulate  and launch a broad remodeling program for the entire Lone Star system.

"The cost environment remains difficult. Beef prices remain significantly higher than last year. We cannot predict how long this trend will  continue,  but still believe that our  market-based  purchasing of beef produces the lowest cost over time.  Other  costs that have  increased  significantly  year-over-year  include insurance, employee benefits and utilities."

In  December  2002,  the FASB  issued  SFAS No. 148  ACCOUNTING  FOR STOCK BASED
COMPENSATION   TRANSITION  AND  DISCLOSURE,   AN  AMENDMENT  OF  SFAS  No.  123.
Accordingly,  effective  with the first  quarter  of fiscal  2002,  the  Company changed  its  method  of  accounting  as the  Company  adopted  the  fair  value recognition provision of SFAS No. 123 for employee stock based compensation. The
Company  now  values  stock  options  based  upon an  option  pricing  model and recognizes  their value as an expense over the period in which options vest. The
Company elected to apply the retroactive  restatement method as provided in SFAS
No.  148 and as a result  all prior  periods  presented  have been  restated  to reflect the  compensation  expense that would have been  recognized had SFAS No.
123 been applied to all awards  granted to employees  after January 1, 1995. The effect of this  change was to  decrease  net  income for the 2002 third  quarter
$5,375,000 and increase net income $14,017,000 for the 2002 year-to-date period.

In addition,  during the first quarter of fiscal 2002,  the Company  adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, requiring that goodwill and intangible assets deemed to have indefinite lives will no longer be amortized. The application of the impairment provisions resulted in a charge for the cumulative effect of an accounting change of $318,000 or $.01 per share, net of income taxes of $190,000,  to reflect  impairment of certain goodwill related to Australian investments.

During 2002, the Company adopted SFAS No. 144,  ACCOUNTING FOR THE IMPAIRMENT OR
DISPOSAL OF LONG-LIVED  ASSETS, as required,  and as a result, the operations of certain  restaurants have been  reclassified to income or loss from discontinued
operations on a historical basis.

On September 25, 2003, the Board of Directors  declared the Company's  quarterly cash dividend of $.165 per share  payable  October 20, 2003 to  shareholders  of record on October 6, 2003.

For interested parties,  there will be a conference call with management at 9:00
AM Central Time on Tuesday,  September  30, 2003 to discuss  this third  quarter earnings release. The call in number is (913)-981-5571 and the confirmation code is 626660. A recorded replay of the conference call will be available from 12:00
PM on September 30, 2003 through  midnight  October 14, 2003. The replay call in number is  (719)-457-0820  and the  confirmation  code is 626660.  A listen only connection to the conference  call, as well as the replay,  will be available on the internet through the Company's website, www.lonestarsteakhouse.com.

Lone  Star  owns and  operates  249  domestic  and 19  international  Lone  Star
Steakhouse & Saloon restaurants; 15 Sullivan's Steakhouse restaurants;  five Del
Frisco's Double Eagle Steak House  restaurants and one Frankie's  Italian Grille restaurant.  Licensees  operate three domestic and one  international  Lone Star restaurants, and one domestic Del Frisco's Double Eagle Steak House restaurant.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE  SECURITIES  EXCHANGE ACT OF 1934,  AS AMENDED.  ALTHOUGH THE COMPANY
BELIEVES THE ASSUMPTIONS  UNDERLYING THE  FORWARD-LOOKING  STATEMENTS  CONTAINED
HEREIN,  INCLUDING  2003  OPERATING  PERFORMANCE  AND  COMPARABLE  SALES  OF THE
COMPANY,  ARE  REASONABLE,  ANY OF THE  ASSUMPTIONS  COULD  BE  INACCURATE,  AND
THEREFORE,  THERE  CAN  BE NO  ASSURANCE  THAT  THE  FORWARD-LOOKING  STATEMENTS
CONTAINED IN THE PRESS RELEASE WILL PROVE TO BE ACCURATE.

              Lone Star Steakhouse & Saloon, Inc.
 Preliminary Unaudited Summary Financial Data for the Third
                         Quarter 2003
          (In thousands except for per share amounts)

                                       Sept. 9,     Dec. 31,
                                         2003         2002
                                      ---------     --------
 Current Assets:
  Cash and cash equivalents         $   81,139    $   65,369
  Other current assets                  22,325        21,702
                                      ---------     --------
                                       103,464        87,071
 Property and equipment, net           324,470       338,735
 Intangibles and other assets           52,710        47,507
                                      ---------     --------
                                    $  480,644    $  473,313
                                      =========     ========

 Current liabilities                $   45,430    $   42,496
 Noncurrent liabilities                 16,620        11,058
 Stockholders' equity                  418,594       419,759
                                      ---------     --------
                                    $  480,644    $  473,313
                                      =========     ========

                                  For the third quarter ended           For the three quarters ended
                                 Sept. 9, 2003  Sept. 3, 2002(A)      Sept. 9 2003    Sept. 3 2002(A)
                                 ------------  -------------          ------------    ---------------
                                    12 Weeks        12 Weeks            36 Weeks           36 Weeks
                                    --------        --------            --------           --------
                                    $       %        $       %        $       %        $       %
                                 --------  ----  --------  ----   --------  ----  --------  ----
 Net Sales                       $136,394        $133,798         $424,167        $420,504
 Costs and expenses:
  Costs of sales                   49,460  36.3    43,735  32.7    148,702  35.1   137,359   32.7
  Restaurant operating expenses    65,909  48.3    62,817  46.9    198,886  46.9   188,933   44.9
  Depreciation and amortization     4,871   3.6     5,829   4.4     15,157   3.5    17,621    4.2
                                   ------- ----   -------  ----   --------  ----  --------   -----
    Restaurant costs and expenses 120,240  88.2   112,381  84.0    362,745  85.5   343,913   81.8
                                   ------- ----   -------  ----   --------  ----  --------   -----
 Restaurant operating income       16,154  11.8    21,417  16.0     61,422  14.5    76,591   18.2
 General and administrative
  expenses                         10,578   7.7    10,334   7.7     31,945   7.5    34,230    8.1
 Non-cash stock-based
  compensation                         75   0.1       711   0.5      1,201   0.3     2,273    0.5
                                  -------  ----    ------  ----   --------  ----  --------   -----
 Income from operations             5,501   4.0    10,372   7.8     28,276   6.7    40,088    9.6
 Other income                          47   0.1       198   0.1        522   0.1       850    0.2
                                  -------  ----  --------  ----   --------  ----  --------   -----
 Income-continuing-before income
  taxes                             5,548   4.1    10,570   7.9     28,798   6.8    40,938    9.8
 Provision for income taxes         1,880   1.4     2,325   1.7      9,307   2.2    13,749    3.3
                                  -------  ----    ------  ----   --------  ----  --------   -----

 Income-continuing operations       3,668   2.7     8,245   6.2     19,491   4.6    27,189    6.5
 Income (loss) from discontinued
  operations - Net of tax              (4)            (47) (0.1)       531   0.1      (423)  (0.1)
 Cumulative effect of accounting
  change                                                                              (318)  (0.1)
                                  -------  ----   -------  ----   --------  ----  ---------  -----
 Net income                      $  3,664   2.7   $ 8,198   6.1   $ 20,022   4.7  $ 26,448    6.3
                                  =======  ====   =======  ====   ========  ====  =========  =====

 Basic income per share:
  Continuing operations             $0.18         $0.37              $0.94           $1.14
  Discontinued operations           (0.00)        (0.00)              0.02           (0.02)
  Cumulative effect of accounting
   change                                                                            (0.01)
                                    -----         -----           --------         -------
 Basic income per share             $0.18         $0.37              $0.96           $1.11
                                    =====         =====           ========         =======

 Diluted income per share:
  Continuing operations             $0.15         $0.32              $0.82           $1.00
  Discontinued operations           (0.00)        (0.00)              0.02           (0.02)
  Cumulative effect of accounting
   change                                                                            (0.01)
                                    -----         -----           --------         --------
 Diluted income per share           $0.15         $0.32              $0.84           $0.97
                                    =====         =====           ========         =======

 Average shares outstanding
  - Basic                          20,584        22,263            $20,787          23,736
 Average shares outstanding
  - Diluted                        23,703        25,625             23,814          27,318

 Restaurants included at
  end of period                       289           294                289             294
 Comparable sales growth              1.2%          2.9%               0.6%            0.2%

(A) Information for the periods ended Sept. 3, 2002 has been restated to reflect the change in accounting for stock-based compensation as previously described.